Accounts Receivable, Net - Summary of Movement in the Allowances for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Receivables [Abstract]
Balance at the beginning of the year	¥ 13,112	$ 2,010	¥ 1,827	¥ 920
Provisions	13,647	2,091	11,932	907
Write-offs	(2,544)	(390)	(647)	0
Balance at the end of the year	¥ 24,215	$ 3,711	¥ 13,112	¥ 1,827